MEXORO MINERALS LTD.

(a corporation incorporated under the laws of the State of Colorado)

SECURED CONVERTIBLE DEBENTURE

Date of Issue:                                July 11, 2008

Interest Rate:                                8.0% per annum

$500,000 (the “Principal Amount”)

Mexoro Minerals Ltd. (the “Corporation”) for value received hereby promises to Paramount Gold and Silver Corp. (the “Holder”) of 346 Waverley Street, Suite 110, Ottawa, Ontario K2P 0W5 the outstanding Principal Amount on the Maturity Date as hereinafter defined. The Holder is entitled, subject to such earlier conversion as may be required hereunder, to convert the Principal Amount into Conversion Units upon surrender of this Convertible Debenture at an office of the Corporation. The Corporation shall pay interest on the Principal Amount outstanding from time to time from the date of this Convertible Debenture or from the last interest payment date to which interest has been paid on the Convertible Debenture, whichever is later, at the rate of eight per cent (8%) per annum. Such interest shall be calculated and payable in accordance with Article 2 hereof and interest on overdue interest shall be calculated, and shall be due and payable, in lawful money of the United States of America, in the same manner and at the same time and place as aforesaid.

Payment and performance of the Principal Amount, together with interest thereon and any other indebtedness, liabilities, covenants and obligations of the Corporation to the Holder arising in respect of this Convertible Debenture and any other indebtedness, liabilities, covenants and obligations of the Corporation to the Holder shall constitute Obligations for the purpose of this Convertible Debenture and the Obligations are secured by the Mexoro Security Agreement and Sunburst Security Agreement (the “Security Agreements”) and the security interest granted by the Corporation and Sunburst to the Holder pursuant to the Security Agreements and all addendums or amendments thereto.

ARTICLE 1

INTERPRETATION

1.1	Definitions

In this Convertible Debenture, unless there is something in the subject matter or context inconsistent therewith:

 “business day” means a day which is not a Saturday, Sunday or civic or statutory holiday in Ottawa, Ontario;

“Capital Reorganization” has the meaning attributed thereto in Section 3.3;

“Common Shares” means shares of common stock in the capital of the Corporation as such shares exist at the close of business on the date of execution and delivery of this Convertible Debenture;

“Conversion Date” has the meaning attributed thereto in subsection 3.2(3);

“Conversion Price” means the price per Conversion Unit at which the Convertible Debenture is convertible, being $0.50 per Conversion Unit;

“Conversion Privilege” means the right to convert the Convertible Debenture into a Conversion Unit as provided in Article 3;

“Conversion Share” means Common Shares to be issued as part of the Conversion Units in connection with the conversion of all or part of the Convertible Debenture;

“Conversion Unit” means one Conversion Share and one half of a Conversion Warrant, to be issued at the Conversion Price in connection with the conversion of all or part of this Convertible Debenture;

“Conversion Warrant” means share purchase warrants of the Corporation to be issued as part of the Conversion Units in connection with the conversion of this Convertible Debenture, and exercisable to purchase a Warrant Share at $0.75 per Warrant Share expiring four years after the date this Convertible Debenture is converted into Conversion Units;

“Convertible Debenture” means this 8% secured convertible debenture of the Corporation and any debenture issued in replacement, substitution or exchange, in whole or in part, of this 8% secured convertible debenture;

“Dividend Paid in the Ordinary Course” means any dividend paid by the Corporation on the Common Shares (whether in cash, securities, property or other assets), provided that the directors of the Corporation do not by resolution determine that such dividend is extraordinary or otherwise out of the ordinary course having regard to the Corporation’s dividend policy at such time, the value of such dividend, the financial position of the Corporation, economic conditions, business practices and such other factors as the directors of the Corporation may in their discretion consider relevant;

“Event of Default” has the meaning attributed thereto in Section 5.3;

“Holder” means the original Holder or other permitted Holder of this Convertible Debenture;

“Interest Rate” means 8% per annum;

“Issue Date” means the date of issue of the Convertible Debenture;

 “Maturity Date” means one (1) year from the Issue Date or such earlier date on which the conversion of the Convertible Debenture shall become due and payable pursuant to the terms provided herein in accordance with the terms of this Convertible Debenture;

“Mexoro Security Agreement” means the security agreement dated May 9, 2008, as amended, of the Corporation granting the Holder a security interest in all the present and after acquired property of Mexoro;

“Obligations” means, without duplication, the aggregate of (i) the Principal Amount, (ii) all accrued and unpaid interest, fees, charges, indemnities and expenses in respect of this Convertible Debenture and the Security Agreements, and (iii) all other indebtedness, liabilities and obligations of Corporation and/or Sunburst to the Holder, direct or indirect, contingent or otherwise, and all accrued and unpaid interest, fees, charges, indemnities and expenses in respect thereof required to be paid by the Corporation and/or Sunburst to the Holder;

“Person” means any individual, corporation or company, partnership, joint venture, syndicate, sole proprietorship, trust, trustee, executor, administrator or other legal representative or an unincorporated organization, government or governmental authority or entity and pronouns have a similarly extended meaning;

“Sunburst” means Sunburst de Mexico S.A. de C.V., the wholly-owned subsidiary of the Corporation;

“Sunburst Security Agreement” means the security agreement dated June 18, 2008 of Sunburst granting the Holder a security interest in all the present and after acquired property of Sunburst;

“Warrant Certificate” means the form of certificate representing the Conversion Warrants in the form attached as Schedule B hereto; and

“Warrant Share” means a Common Share issued upon the exercise of a Conversion Warrant.

Words importing the singular number include the plural and vice versa and words importing gender include the neuter, feminine and masculine genders.

1.2	Headings

The division of this Convertible Debenture into Articles, Sections, subsections and clauses, and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

1.3	Applicable Law

This Convertible Debenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of the Canada applicable therein. The parties hereto submit to the exclusive jurisdiction of the courts in the Province of Ontario. The parties agree that any litigation between the parties which arises pursuant to or in connection with this Convertible Debenture, or any of its provisions, shall be referred to the courts in the Province of Ontario and shall not be referred to the courts in any other jurisdiction.

1.4	Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

1.5	Monetary Reference

Any reference in this Convertible Debenture to “Dollars”, “dollars” or “$” shall be deemed to be a reference to lawful money of the United States of America.

1.6	Invalidity of Provisions

Each of the provisions contained in this Convertible Debenture is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

1.7	Schedules

The following schedules are attached to and form part of this Convertible Debenture:

Schedule

Schedule A                                -           Notice of Election to Convert

Schedule B                                -           Form of Conversion Warrant

ARTICLE 2

INTEREST

2.1	Interest

Interest shall accrue from the date hereof or from the last interest payment date to which interest on the Convertible Debenture shall have been paid, on the outstanding Principal Amount of this Convertible Debenture at the Interest Rate payable monthly in arrears on the tenth (10th) day of each month, both before and after demand, default, maturity and judgment and interest on overdue interest at the rate and in the manner aforesaid. Interest shall continue to accrue and become payable on the Principal Amount unless the Principal Amount is fully converted prior to the Maturity Date in accordance with Articles 3 or 4 herein.

Notwithstanding anything else contained herein to the contrary,  interest shall continue to accrue and the first payment of interest on the Principal Amount due under this Convertible Debenture shall be calculated as of August 31, 2008 and payable by September 10, 2008.

2.2	Payment of Interest

As interest becomes due on this Convertible Debenture, the Corporation shall pay in certified funds for such interest payable, less any applicable withholding tax, to the then registered Holder of this Convertible Debenture and addressed to such Holder at his last address appearing on the register. The forwarding of such payment shall satisfy and discharge the liability for interest on this Convertible Debenture to the extent of the sum represented thereby unless such cheque be not paid at par on presentation at any of the places of payment above mentioned.

2.3	Cancellation of Matured Convertible Debenture

Upon conversion of the outstanding Principal Amount of, and payment of any accrued but unpaid interest on the Convertible Debenture, this Convertible Debenture shall be cancelled and destroyed by the Corporation and no Convertible Debenture shall be issued in substitution therefor.

ARTICLE 3

CONVERSION

3.1	Conversion Privilege and Conversion Price

Subject to and upon compliance with the provisions of this Article 3, the Holder shall have the right, at such Holder’s option, at any time up to the Maturity Date or until anytime thereafter that the Principal Amount or a portion thereof remains outstanding, to the extent applicable, to convert the whole or from time to time part of the Principal Amount outstanding under this Convertible Debenture into Conversion Units at the Conversion Price. The number of Conversion Units shall be determined by dividing the Principal Amount of the Convertible Debenture by the Conversion Price.

3.2	Manner of Exercise of Right to Convert

(1) In order to exercise the Conversion Privilege, the Holder shall at any anytime, surrender such Convertible Debenture to the Corporation at an office of the Corporation accompanied by a notice in the form substantially similar to the “Notice of Election to Convert” attached to this Convertible Debenture, duly signed by the Holder or the Holder’s executors, administrators or other legal representatives or the Holder’s attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation stating:

(a)	that the Holder elects to convert the then outstanding Principal Amount under the Convertible Debenture or a specified portion thereof;

(b)	the names (with addresses) in which the Conversion Shares and Conversion Warrants issuable upon such conversion are to be registered; and

(c)
the address or addresses to which the certificates representing the Conversion Shares and Conversion Warrants issuable upon conversion and the cheque for any amount payable under Section 3.6 are to be delivered.

(2) Upon surrender of the “Notice of Election to Convert” in accordance with Section 3.2(1) above, the Holder or his permitted nominee shall be entitled to be entered in the books of the Corporation as at the Conversion Date, as defined below (or such later date as is specified in subsection 3.2(3)) as the Holder of the number of Conversion Shares and Conversion Warrants into which this Convertible Debenture is convertible, in accordance with the provisions of this Article 3 upon receipt of such notice, the Corporation shall deliver to the Holder electing to convert or, subject as aforesaid, its nominee or assignee a certificate or certificates representing the number of Conversion Shares and Conversion Warrants into which all or any portion of the Principal Amount hereof has been converted and, if applicable, a cheque for any amount payable under Section 3.6 to the address indicated in the “Notice of Election to Convert”, and if applicable, a new Convertible Debenture representing such Principal Amount that has not been converted.

(3) For the purposes of this Article 3, this Convertible Debenture shall be deemed to be surrendered for conversion on the date (the “Conversion Date”) on which it is so surrendered in accordance with the provisions of this Article 3 and, if surrendered by mail or other means of delivery, on the date on which it is received by the Corporation, provided that if this Convertible Debenture is surrendered for conversion on a day on which the register of Common Shares is closed, the Person entitled to receive Conversion Shares shall become the Holder of record of such Conversion Shares as at the date on which such register is next reopened and provided that if a Convertible Debenture is surrendered for conversion on any interest payment date such Convertible Debenture shall be deemed to be surrendered for conversion on such interest payment date.

(4) If this Convertible Debenture is surrendered for conversion in accordance with this Section 3.2, the Holder shall be entitled to receive accrued and unpaid interest in respect of the Principal Amount converted only for the period up to the Conversion Date, such interest to be paid at the time of delivery of the Conversion Shares and Conversion Warrants issuable upon such conversion in accordance with Section 2.2.

(5) The Coversion Shares and Conversion Warrants shall be issued without any type of restrictive legend except as required by US securities laws.

3.3	Capital Reorganization

If and whenever at any time after the date hereof, and prior to the Conversion Date, there is a subdivision or consolidation of the Common Shares, or an issuance of Common Shares or securities convertible into Common Shares to all or substantially all of the holders of Common Shares by way of a stock dividend or other distribution (other than the issue of securities to the Holder or the issue of Common Shares or other securities to holders of Common Shares as a Dividend Paid in the Ordinary Course), or a reclassification of the Common Shares at any time outstanding or other change of the Common Shares into other shares or into other securities, whether of the Corporation or of another body corporate, or other capital reorganization, or a consolidation, amalgamation or merger of the Corporation with or into any other corporate or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity in which the Holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a “Capital Reorganization”), the Holder who exercises the right to convert this Convertible Debenture pursuant to this Convertible Debenture after the effective date of such Capital Reorganization will be entitled to receive, and will accept for the same aggregate consideration in lieu of the number of Conversion Shares and Conversion Warrants to which the Holder was previously entitled upon such conversion into a Conversion Unit, the aggregate number of Conversion Shares and Conversion Warrants, other securities or other property which the Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the Holder of the number of Conversion Shares and Conversion Warrants into which such a Conversion Unit were convertible immediately prior to such Capital Reorganization. The Corporation will take all steps necessary to ensure that, on a Capital Reorganization, the Holder will, if it exercises its conversion rights hereto, receive the aggregate number of shares, other securities or other property to which it is entitled as a result of the Capital Reorganization. Appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 3 with respect to the rights and interests thereafter of the Holder under this Convertible Debenture to the end that the provisions set forth in this Article 3 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the conversion of this Convertible Debenture.

3.4	Notice as to Adjustment

The Corporation shall from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 3.3, deliver a notice in writing (an “Adjustment Notice”) to the Holder specifying the nature of the event requiring the same and the amount of the adjustment or readjustment necessitated thereby and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such notice and the amount of the adjustment specified therein shall, subject to the provisions of subsection 3.5, be conclusive and binding on all parties in interest.

3.5	Rules Regarding Calculation of Adjustment of Conversion Terms

If within five days of receipt of an Adjustment Notice a Holder notifies the Corporation in writing that it disputes the content of the Adjustment Notice, or if at any time a dispute is made by a shareholder or other creditor of the Corporation with respect to adjustments provided for in Section 3.3, such dispute will be determined by the accounting firm of HLB Cinnamon Jang Willoughby in Burnaby, BC or, if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Corporation, and any such determination will be binding upon the Corporation, the Holder and shareholders of the Corporation; such auditors or accountants will be given access to all necessary records of the Corporation. If any such determination is made, the Corporation will deliver a certificate of the Corporation to the Holder describing such determination.

3.6	No Requirement to Issue Fractional Conversion Units

The Corporation shall not be required to issue fractional Conversion Units upon the conversion of all or any part of this Convertible Debenture pursuant to this Article 3. The number of whole Conversion Units issuable upon conversion of this Convertible Debenture shall be computed on the basis of the aggregate Principal Amount of the Convertible Debenture so converted. If any fractional interest in a Conversion Unit would, except for the provisions of this Section, be deliverable upon the conversion of any Principal Amount of the Convertible Debenture, the Corporation may, at its sole option, in lieu of delivering any certificate representing such fractional interest, satisfy such fractional interest by paying to the Holder an amount in lawful money of the United States of America equal (to the nearest amount) to the corresponding fraction of the value of a Conversion Unit on the Conversion Date, determined by the directors of the Corporation acting in good faith which determination shall be conclusive, provided that the Corporation shall not be required to make any payment, calculated as aforesaid, that is less than $10.00.

3.7	Corporation to Reserve Shares

The Corporation shall at all times while any Principal Amount of the Convertible Debenture remains outstanding reserve and keep available out of its authorized but unissued Common Shares solely for the purpose of issue upon conversion of this Convertible Debenture, as provided in this Article 3, and issue upon exercise of the Conversion Warrants, and conditionally allot to the Holder who may exercise its conversion rights hereunder and its exercise rights in connection with the Conversion Warrants, such number of Conversion Shares as shall then be issuable upon the conversion of this Convertible Debenture and such number of Warrant Shares as shall be issuable upon exercise of the Conversion Warrants. All Conversion Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable Common Shares. All Warrant Shares issued upon the exercise of the Conversion Warrants in accordance with the terms and conditions of the Warrant Certificate, including payment of the exercise price thereof, shall be duly and validly issued as fully paid and non assessable Common Shares.

3.8	Hold Period Legends

The legend set forth below shall be included on (i) all certificates for Conversion Shares issued to U.S. Persons as such term is defined in Rule 902 of Regulation S (“U.S. Persons”) under the United States Securities Act of 1933, as amended, (ii) any Conversion Warrants issued upon conversion of this Convertible Debenture, and (iii) any securities issued upon exercise of Conversion Warrants if held by a U.S. Person at the time of exercise:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, (D) UNDER AN EFFECTIVE REGISTRATION STATEMENT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2), OR (E) ABOVE, A LEGAL OPINION ISSUED BY THE ATTORNEY FOR THE HOLDER BE PROVIDED TO THE CORPORATION.

ARTICLE 4

DEFAULT AND ENFORCEMENT

4.1	Covenants

Except as otherwise provided in this Convertible Debenture, the Corporation hereby covenants and agrees that so long as any amounts remain unpaid pursuant to this Convertible Debenture it will strictly observe and perform the following covenants:

(a)	The Corporation shall take all necessary action to adjust the Conversion Price as provided under Section 3.3 hereof, if applicable; and

(b)	The Corporation and Sunburst will not dispose of any assets out of the ordinary course of business without the prior written consent of the Holder, such consent not to be unreasonably withheld.

4.2	Acceleration on Event of Default

If an Event of Default shall occur and be continuing, the unpaid balance of the Principal Amount, and all accrued interest and all other amounts payable under, this Convertible Debenture may be declared by the Holder on written notice to the Corporation to be, and upon such notice shall become, immediately due and payable.  Upon the payment in full of the aforesaid amount the Holder shall promptly surrender the Convertible Debenture to or as directed by the Corporation.

4.3	Events of Default

Any of the following conditions or events which shall occur shall constitute events of default (“Events of Default”) under this Convertible Debenture:

(a)	if the Corporation shall default in the payment of any of the Principal Amount at the Maturity Date;

(b)
if the Corporation shall default in the payment of any interest on this Convertible Debenture, or other amounts payable hereunder, when the same becomes due and payable, whether at the Maturity Date or otherwise and such default shall continue for a period of two (2) business days after a notice in writing of such default has been given by the Holder to the Corporation;

(c)
if the Corporation or Sunburst shall default in the performance of or compliance with any term or condition or covenant contained in this Convertible Debenture or the General Security Agreements, provided that such default is of a nature that may be cured, and such default shall not have been remedied within a period of ten (10) business days after default;

(d)
if the Corporation or Sunburst commits any of the events of default under their operating and/or senior debt credit facilities or arrangements with any other lender and such defaults shall not have been remedied within a period of ten business days after such default;

(e)
notwithstanding the $476,000 promissory note issued by the Corporation and  due on March 31, 2008 to which the Corporation is currently in default, if the Corporation or Sunburst shall (i) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or otherwise take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment, an arrangement or a compromise for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, (iv) cease to carry on business, or (v) take corporate action for the purpose of any of the foregoing;

(f)
if any representation, warranty or certification made in connection with the execution and delivery of the Convertible Debenture or the General Security Agreements shall prove to be at any time materially incorrect at the time it was made and such default has not been remedied within a period of 10 business days after Holder has noticed the Corporation of such default;

(g)
if a court or governmental authority of competent jurisdiction shall enter a final order appointing, with or without the consent of the Corporation or Sunburst, as the case may be, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of either of their property, or if a final order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Corporation or Sunburst, or if any petition for any such relief shall be filed against the Corporation or Sunburst and such petition shall not be dismissed within thirty (30) days;

(h)
the Corporation fails to: (i) include the Conversion Shares issuable upon conversion of this Convertible Debenture, Warrant Shares issuable upon exercise of the Conversion Warrants and any other securities due to the Holder pursuant to this Convertible Debenture in the next registration statement to be filed by the Corporation within sixty (60) days following the Issue Date (the “Registration Statement”), or obtain effectiveness with the Securities and Exchange Commission of the Registration Statement; (ii) makes its best efforts within one hundred twenty (120) days following the Issue Date; (iii) maintain the effectiveness of such Registration Statement lapses in effect (or sales cannot otherwise be made thereunder effective, whether by reason of the Corporation’s failure to amend or supplement the prospectus included therein) for more than twenty (20) consecutive days or thirty (30) days in any twelve month period after the Registration Statement becomes effective or after becoming effective the Registration Statement is not kept effective for the term of the Conversion Warrants; and

(i)
the Corporation undertakes to provide customary legal opinions with respect to the issuance of the Convertible Debenture and the execution of the Security Agreements from counsel to the Corporation and Sunburst within fifteen (15) days of the Issue Date in a form acceptable to the Holder, acting reasonably, and the failure to provide such legal opinion(s) in this time period shall constitute an Event of Default.

4.4	Representations and Warranties

The Corporation hereby represents and warrants to the Holder that:

(a)
no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the execution, delivery and performance of this Convertible Debenture or the General Security Agreements by the Corporation and Sunburst or for the grant by the Corporation of the security interests granted pursuant to the General Security Agreements except for authorization, approval or such filings as have been obtained, made and are in full force and effect; and in particular, but without limiting the foregoing, the Corporation has obtained all approvals and authorizations from the OTC Bulletin Board and the shareholders and directors of the Corporation as are necessary to complete all the transactions contemplated in and provided for in this Convertible Debenture;

(b)
the Corporation and Sunburst are in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which would materially adversely affect the value or worth of the Corporation’s and Sunburst’s property as collateral security to this Convertible Debenture and the General Security Agreements and upon completion of all the transactions contemplated in and provided for in this Convertible Debenture the Corporation and Sunburst will remain in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority; and

(c)
this Convertible Debenture and the General Security Agreements have been properly authorized, duly executed and delivered by the Corporation and Sunburst and constitute legal, valid and binding obligations of the Corporation and Sunburst enforceable in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, and other laws affecting creditors’ rights generally and except that orders for specific performance, injunctions and other equitable remedies are discretionary remedies which may be granted only in the discretion of the court.

4.5	Indemnity

The Corporation covenants and agrees to indemnify and hold harmless the Holder from and against any and all damages or deficiencies resulting from any misrepresentation, breach of warranty or non-fulfillment of any covenant on the part of the Corporation or Sunburst under this Convertible Debenture or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Corporation or Sunburst to the Holder under this Convertible Debenture or the General Security Agreements and any and all actions, suits, proceedings, demands, assessments, judgments, costs and legal and other expenses incident to any of the foregoing.

4.6	Survival of Representations, Warranties, Indemnity and Covenants

Notwithstanding the completion of the transactions herein contemplated, the representations and warranties, covenants and indemnities contained in this Convertible Debenture shall not merge in, be prejudiced by or be superseded in any way by the execution and completion of this Convertible Debenture and shall survive the same for a period of two years from the date of execution of this Convertible Debenture.

4.7	Remedies

In case of a default hereunder by the Corporation or Sunburst, the Holder may enforce the rights of the Holder by any remedy or proceeding authorized or permitted by applicable law (subject in all cases to any mandatory provision of applicable law). No remedy herein contained conferred upon the Holder shall be intended to be exclusive and such Holder shall be entitled to seek other remedies available under applicable laws.

ARTICLE 5

REGISTRATION RIGHTS

5.1	Registration Rights

When the Corporation elects to file a Registration Statement, with respect to its Common Shares pursuant to the Securities Act of 1933 (the “Act”), the Conversion Shares, Warrant Shares and any other securities due to the Holder under this Convertible Debentures shall be included and registered pursuant to any such Registration Statement, at the expense of the Corporation; provided, however, that such Registration Statement must be filed no later than the sixtieth (60th) day following the Issue Date and the Corporation shall make its best efforts to have such Registration Statement be declared effective no later than the one hundred twentieth (120th) day following the Issue Date.  The Corporation must notify the Holder in writing of its intention to file the Registration Statement at least twenty (20) days prior to the filing of the Registration Statement, and provide the Holder with drafts of such Registration Statement for review and comment by the Holder upon Holder’s request.

ARTICLE 6

MISCELLANEOUS

6.1	Notice

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be given by facsimile or other means of electronic communication or by delivery as hereafter provided. Any such notice other communication, if sent by facsimile or other means of electronic communication, shall be deemed to have been received on the business day following the sending, or, if delivered by hand, shall be deemed to have been received at the time it is delivered to the applicable address noted below either to the individual designated below or to an individual at such address having apparent authority to accept deliveries on behalf of the addressee. Notice of change of address shall also be governed by this Section. Notices and other communications shall be addressed as follows:

(a)	if to the Corporation:

Mexoro Minerals Ltd.

C. General Retana, #706

Col. San Felipe

Chihuahua, Mexico

Attention:                                Mario Ayub

Facsimile:

(b)	if to the Holder:

To the Holder whose name and address appears on the front page of this Convertible Debenture.

6.2	Replacement of Certificates

(1) In case this Convertible Debenture shall become mutilated or be lost, destroyed or stolen, the Corporation shall issue, and thereupon deliver, a new Convertible Debenture of like tenor as the one mutilated, lost, destroyed or stolen in exchange for and upon surrender and cancellation of such mutilated Certificate or in lieu of and in substitution for such lost, destroyed or stolen Convertible Debenture.

6.3	Amendment, Waiver

No amendment or waiver of this Convertible Debenture will be binding unless such amendment or waiver is agreed to in writing by the Corporation and the Holder. No waiver of any provision of this Convertible Debenture will constitute a waiver of any other provision nor will any waiver of any provision of this Convertible Debenture constitute a continuing waiver unless otherwise expressly provided.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF MEXORO MINERALS LTD. has caused this Convertible Debenture to be signed by its authorized signatory as of the 11th day of July, 2008.

MEXORO MINERALS LTD.

Name: Title:

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SCHEDULE A

NOTICE OF ELECTION TO CONVERT

TO:	MEXORO MINERALS LTD.
Principal Amount to be converted	$

The undersigned registered Holder of the within Convertible Debenture hereby irrevocably elects to convert the above noted Principal Amount of such Convertible Debenture into Conversion Units of Mexoro Minerals Ltd. in accordance with the provisions of the within mentioned Convertible Debenture and hereby delivers this Convertible Debenture to the Corporation for such purpose and directs that the certificates for the Conversion Shares and Conversion Warrants be registered and delivered as follows:

Name in Full	Address	Address for Delivery	Number of Conversion Shares and Conversion Warrants

(Please print full name in which share and warrant certificates are to be issued.)

The registered Holder hereof may exercise the Holder’s right to subscribe for Conversion Units of MEXORO MINERALS LTD. by completing this Notice of Election to Convert it to the Corporation at its office.

If applicable, please deliver a new Convertible Debenture in respect of the balance of the principal amount of the attached Convertible Debenture Certificate that has not been converted, redeemed or repaid, to the undersigned.

Dated:

(Signature of Holder)

(Print Name of Holder)

SCHEDULE B

FORM OF CONVERSION WARRANT

WARRANTS TO PURCHASE

SHARES OF COMMON STOCK OF MEXORO MINERALS LTD.

(a corporation incorporated under the laws of the State of Colorado)

Warrant Certificate Number:	Number of Warrants:
n	n

THIS IS TO CERTIFY THAT for value received n (the “Warrantholder”) has the right to purchase in respect of each whole warrant (“Warrants”) represented by this certificate or by a replacement certificate (in either case this “Warrant Certificate”), at any time up to 5:00 p.m. Toronto time, on n, 200n (the “Expiry Time”) one fully paid and non-assessable share of common stock (“Common Shares” and which term shall include any shares or other securities to be issued in addition thereto or in substitution or replacement therefor as provided herein) in the capital of Mexoro Minerals Ltd. (the “Corporation”), a corporation incorporated under the laws of the State of Colorado, as constituted on the date hereof at a purchase price (the purchase price in effect from time to time being called the “Exercise Price”) of U.S.$0.75 per Common Share, subject to adjustment as provided herein.

The Corporation agrees that the Common Shares purchased pursuant to the exercise of the Warrants shall be and be deemed to be issued to the Warrantholder as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as aforesaid.

Nothing contained herein shall confer any right upon the Warrantholder to subscribe for or purchase any Common Shares at any time after the Expiry Time and from and after the Expiry Time the Warrants and all rights under this Warrant Certificate shall be void and of no value.

The above provisions are subject to the following:

1.	Exercise:

(1)
Mechanics: In the event that the Warrantholder desires to exercise the right to purchase Common Shares conferred hereby, the Warrantholder shall (a) complete to the extent possible in the manner indicated and execute a subscription form in the form attached as schedule A to this Warrant Certificate, (b) surrender this Warrant Certificate to the Corporation in accordance with section 9 hereof, and (c) pay the amount payable on the exercise of such Warrants in respect of the Common Shares subscribed for by certified cheque, bank draft or money order in lawful money of the United States of America payable to the Corporation or by transmitting same day funds in lawful money of the United States of America by wire to such account as the Corporation shall direct the Warrantholder. Upon such surrender and payment as aforesaid, the Warrantholder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued and the Warrantholder shall be entitled to delivery of a certificate or certificates representing such Common Shares and the Corporation shall cause such certificate or certificates to be delivered to the Warrantholder at the address specified in the subscription form within three business days after such surrender and payment as aforesaid. No fractional Common Shares will be issuable upon any exercise of the Warrants and the Warrantholder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

(2)
Exercise Mechanics if Registration Statement Not Effective: Notwithstanding any provision to the contrary contained herein, if the issuance of Common Shares upon the exercise of Warrants requires the maintenance of an effective registration statement (a “Registration Statement”), with respect to such Common Shares under the United States Securities Act of 1933, as amended (the “Securities Act”), in no event shall such Common Shares be issued unless the Common Shares are registered under the Securities Act pursuant to an effective Registration Statement; provided, however, that if the Registration Statement ceases to be effective, prior to the Expiry Time and for so long as the Registration Statement is not effective, subject to applicable law, a holder of any Warrant may only exercise the right to purchase Common Shares issuable upon the exercise of the Warrants the circumstances noted below:

(a)
if the holder is a purchaser who is not (A) a resident of the United States or (B) a U.S. Person (a “U.S. Purchaser”) (as such term is defined in the Securities Act) and the holder delivers a duly completed and executed Notice of Exercise (If Registration Statement Not Effective) in the form attached as schedule C to this Warrant Certificate certifying that the holder: (A)(1) is not in the United States; (2) is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Warrant exercise form in the United States; (4) agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the Securities Act (“Regulation S”); (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the Securities Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act; and (B) neither the Corporation nor the holder has engaged in any “directed selling efforts” (as defined in Regulation S) in the United States; or

(b)
in a transaction that does not require registration under the Securities Act or any applicable U.S. state laws and regulations and the holder has (A) delivered a duly completed and executed Notice of Exercise (If Registration Statement Not Effective) certifying that the holder is exercising the Warrants pursuant to such exemptions and (B) furnished to the Corporation, prior to such exercise, an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect.

(3)
Legending if Registration Statement Not Effective: Unless the Warrant is exercised pursuant to an effective Registration Statement, the certificate representing the Common Shares is issued upon exercise of the Warrant will bear legends restricting the transfer without registration under the U.S. Securities Act and applicable state securities laws, substantially in the form set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING THESE SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S (“REGULATION S”) UNDER THE U.S. SECURITIES ACT, (C) WITHIN THE UNITED STATES IN ACCORDANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, (D) UNDER AN EFFECTIVE REGISTRATION STATEMENT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2), OR (E) ABOVE, A LEGAL OPINION ISSUED BY THE ATTORNEY FOR THE HOLDER BE PROVIDED TO THE CORPORATION.”

2.
Partial Exercise: The Warrantholder may from time to time subscribe for and purchase any lesser number of Common Shares than the number of Common Shares expressed in this Warrant Certificate. In the event that the Warrantholder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Warrantholder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

3.
Not a Shareholder: The holding of the Warrants shall not constitute the Warrantholder a shareholder of the Corporation nor entitle the Warrantholder to any right or interest in respect thereof except as expressly provided in this Warrant Certificate.

4.
Covenants, Representations and Warranties: The Corporation hereby represents and warrants that it is authorized to create and issue the Warrants and covenants and agrees that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided for in this Warrant Certificate. The Corporation hereby further covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant Certificate, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.

5.	Anti-Dilution Protection:

(1)
Definitions: For the purposes of this section 5, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor in this subsection 5(1):

(a)	“Adjustment Period” means the period commencing on the date of issue of the Warrants and ending at the Expiry Time;

(b)
“Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on a Canadian or U.S. stock exchange as may be selected by the Holder for such purpose or, if the Common Shares are not then listed on any Canadian or U.S. stock exchange, in the over-the-counter market or the OTC Bulletin Board, during the period of any 20 consecutive trading days ending not more than five business days before such date; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during such 20 consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any Canadian or U.S. stock exchange or traded in the over-the-counter market or the OTC Bulletin Board, then the Current Market Price shall be determined by a firm of independent chartered accountants selected by the directors of the Corporation;

(c)
“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by any committee of the directors of the Corporation;

(d)	“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(2)
Adjustments: The Exercise Price and the number of Common Shares issuable to the Warrantholder upon the exercise of the Warrants shall be subject to adjustment from time to time in the events and in the manner provided as follows:

(a)	If at any time during the Adjustment Period the Corporation shall:

(i)	fix a record date for the issue of, or issue, Common Shares to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend;

(ii)
fix a record date for the distribution to, or make a distribution to, the holders of all or substantially all of the outstanding Common Shares payable in Common Shares or securities exchangeable for or convertible into Common Shares;

(iii)	subdivide the outstanding Common Shares into a greater number of Common Shares; or

(iv)	consolidate the outstanding Common Shares into a lesser number of Common Shares,

(any of such events in subclauses 5(2)(a)(i), 5(2)(a)(ii), 5(2)(a)(iii) and 5(2)(a)(iv) above being herein called a “Common Share Reorganization”), the Exercise Price shall be adjusted on the earlier of the record date on which holders of Common Shares are determined for the purposes of the Common Share Reorganization and the effective date of the Common Share Reorganization to the amount determined by multiplying the Exercise Price in effect immediately prior to such record date or effective date, as the case may be, by a fraction:

(A)	the numerator of which shall be the number of Common Shares outstanding on such record date or effective date, as the case may be, before giving effect to such Common Share Reorganization; and

(B)
the denominator of which shall be the number of Common Shares which will be outstanding immediately after giving effect to such Common Share Reorganization (including in the case of a distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares that would have been outstanding had such securities been exchanged for or converted into Common Shares on such date).

To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5(2)(a) as a result of the fixing by the Corporation of a record date for the distribution of securities exchangeable for or convertible into Common Shares, the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange or conversion right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(b)
If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share to the holder (or in the case of securities exchangeable for or convertible into Common Shares, at an exchange or conversion price per share) at the date of issue of such securities of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for such Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i)	the numerator of which shall be the aggregate of

(A)	the number of Common Shares outstanding on the record date for the Rights Offering, and

(B)	the quotient determined by dividing

(1)
either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(2)	the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)
the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this clause 5(2)(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5(2)(b) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this clause 5(2)(b), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(c)	If at any time during the Adjustment Period the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the outstanding Common Shares of:

(i)	shares of the Corporation of any class other than Common Shares;

(ii)
rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share) at the date of issue of such securities to the holder of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii)	evidences of indebtedness of the Corporation; or

(iv)	any property or assets of the Corporation;

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A)	the numerator of which shall be the difference between

(1)	the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(2)
the fair value, as determined by the directors of the Corporation, to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)	the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this clause 5(2)(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this clause 5(2)(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect based upon the number of Common Shares issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(d)	If at any time during the Adjustment Period there shall occur:

(i)
a reclassification or redesignation of the Common Shares, a change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares other than a Common Share Reorganization;

(ii)
a consolidation, amalgamation or merger of the Corporation with or into another body corporate which results in a reclassification or redesignation of the Common Shares or a change of the Common Shares into other shares or securities;

(iii)	the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or entity;

(any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Warrantholder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Warrantholder was theretofor entitled upon the exercise of the Warrants, the kind and aggregate number of shares and other securities or property resulting from the Capital Reorganization which the Warrantholder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Warrantholder had been the registered holder of the number of Common Shares which the Warrantholders was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any such Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interests thereafter of the Warrantholder to the end that the provisions shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of the Warrants.

(e)
If at any time during the Adjustment Period any adjustment or readjustment in the Exercise Price shall occur pursuant to the provisions of clause 5(2)(a), 5(2)(b) or 5(2)(c) of this Warrant Certificate, then the number of Common Shares purchasable upon the subsequent exercise of the Warrants shall be simultaneously adjusted or readjusted, as the case may be, by multiplying the number of Common Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment or readjustment by a fraction which shall be the reciprocal of the fraction used in the adjustment or readjustment of the Exercise Price.

(3)	Rules: The following rules and procedures shall be applicable to adjustments made pursuant to subsection 5(2) hereof:

(a)	Subject to the following clauses of this subsection 5(3), any adjustment made pursuant to subsection 5(2) hereof shall be made successively whenever an event referred to therein shall occur.

(b)
No adjustment in the Exercise Price shall be required unless such adjustment would result in a change of at least one per cent in the then Exercise Price and no adjustment shall be made in the number of Common Shares purchasable or issuable on the exercise of the Warrants unless it would result in a change of at least one one-hundredth of a Common Share; provided, however, that any adjustments which except for the provision of this clause 5(3)(b) would otherwise have been required to be made shall be carried forward and taken into account in any subsequent adjustment. Notwithstanding any other provision of subsection 5(2) hereof, no adjustment of the Exercise Price shall be made which would result in an increase in the Exercise Price or a decrease in the number of Common Shares issuable upon the exercise of the Warrants (except in respect of the Common Share Reorganization described in subclause 5(2)(a)(iv) hereof or a Capital Reorganization described in subclause 5(2)(d)(ii) hereof).

(c)
No adjustment in the Exercise Price or in the number or kind of securities purchasable upon the exercise of the Warrants shall be made in respect of any event described in section 5 hereof if the Warrantholder is entitled to participate in such event on the same terms mutatis mutandis as if the Warrantholder had exercised the Warrants prior to or on the record date or effective date, as the case may be, of such event.

(d)
No adjustment in the Exercise Price or in the number of Common Shares purchasable upon the exercise of the Warrants shall be made pursuant to subsection 5(2) hereof in respect of the issue from time to time of Common Shares pursuant to the Warrant certificates issued pursuant to any stock option, stock purchase or stock bonus plan in effect from time to time for directors, officers or employees of the Corporation and/or any subsidiary of the Corporation and any such issue, and any grant of options in connection therewith, shall be deemed not to be a Common Share Reorganization, a Rights Offering nor any other event described in subsection 5(2) hereof.

(e)
If at any time during the Adjustment Period the Corporation shall take any action affecting the Common Shares, other than an action described in subsection 5(2) hereof, which in the opinion of the directors would have a material adverse effect upon the rights of Warrantholders, either or both the Exercise Price and the number of Common Shares purchasable upon exercise of Warrants shall be adjusted in such manner and at such time by action by the directors, in their sole discretion, as may be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment prior to the effective date of any action by the Corporation affecting the Common Shares shall be deemed to be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

(f)
If the Corporation shall set a record date to determine holders of Common Shares for the purpose of entitling such holders to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such holders of any such dividend, distribution or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution or subscription or purchase rights, then no adjustment in the Exercise Price or the number of Common Shares purchasable upon exercise of the Warrant shall be required by reason of the setting of such record date.

(g)
In any case in which this Warrant Certificate shall require that an adjustment shall become effective immediately after a record date for an event referred to in subsection 5(2) hereof, the Corporation may defer, until the occurrence of such event:

(i)
issuing to the Warrantholder, to the extent that the Warrants are exercised after such record date and before the occurrence of such event, the additional Common Shares or other securities issuable upon such exercise by reason of the adjustment required by such event; and

(ii)	delivering to the Warrantholder any distribution declared with respect to such additional Common Shares or other securities after such record date and before such event;

provided, however, that the Corporation shall deliver to the Warrantholder an appropriate instrument evidencing the right of the Warrantholder upon the occurrence of the event requiring the adjustment, to an adjustment in the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants and to such distribution declared with respect to any such additional Common Shares issuable on the exercise of the Warrants.

(h)
In the absence of a resolution of the directors fixing a record date for a Rights Offering, the Corporation shall be deemed to have fixed as the record date therefor the date of the issue of the rights, options or warrants issued pursuant to the Rights Offering.

(i)
If a dispute shall at any time arise with respect to adjustments of the Exercise Price or the number of Common Shares purchasable upon the exercise of the Warrants, such disputes shall be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any such determination shall be conclusive evidence of the correctness of any adjustment made pursuant to subsection 5(2) hereof and shall be binding upon the Corporation and the Warrantholder.

(j)
As a condition precedent to the taking of any action which would require an adjustment pursuant to subsection 5(2) hereof, including the Exercise Price and the number or class of Common Shares or other securities which are to be received upon the exercise thereof, the Corporation shall take any action which may, in the opinion of counsel to the Corporation, be necessary in order that the Corporation may validly and legally issue as fully paid and non-assessable shares all of the Common Shares or other securities which the Warrantholder is entitled to receive in accordance with the provisions of this Warrant Certificate.

(4)
Notice: At least 21 days prior to the earlier of the record date or effective date of any event which requires or might require an adjustment in any of the rights of the Warrantholder under this Warrant Certificate, including the Exercise Price or the number of Common Shares which may be purchased under this Warrant Certificate, the Corporation shall deliver to the Warrantholder a certificate of the Corporation specifying the particulars of such event and, if determinable, the required adjustment and the calculation of such adjustment. In case any adjustment for which a notice in this subsection 5(4) has been given is not then determinable, the Corporation shall promptly after such adjustment is determinable deliver to the Warrantholder a certificate providing the calculation of such adjustment. The Corporation hereby covenants and agrees that the register of transfers and share transfer books for the Common Shares will be open, and that the Corporation will not take any action which might deprive the Warrantholder of the opportunity of exercising the rights of subscription contained in this Warrant Certificate, during such 21 day period.

6.
Further Assurances: The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such other act, deed and assurance as the Warrantholder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

7.	Time of Essence: Time shall be of the essence of this Warrant Certificate.

8.	Governing Laws: This Warrant Certificate shall be construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

9.
Notices: All notices or other communications to be given under this Warrant Certificate shall be delivered by hand or by telecopier and, if delivered by hand, shall be deemed to have been given on the delivery date and, if sent by telecopier, on the date of transmission if sent before 5:00 p.m. on a business day or, if such day is not a business day, on the first business day following the date of transmission.

Notices to the Corporation shall be addressed to:

Mexoro Minerals Ltd.

C. General Retana, #706

Col. San Felipe

Chihuahua, Mexico

Attention:                                Mario Ayub

Telecopier:                                n

Notices to the Warrantholder shall be addressed to the address of the Warrantholder set out on the face page of this Warrant Certificate.

The Corporation and the Warrantholder may change its address for service by notice in writing to the other of them specifying its new address for service under this Warrant Certificate.

10.
Lost Certificate: If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

11.
Language: The parties hereto acknowledge and confirm that they have requested that this Warrant Certificate as well as all notices and other documents contemplated hereby be drawn up in the English language.

12.
Transfer: The Warrants are transferable and the term “Warrantholder” shall mean and include any successor, transferee or assignee of the current or any future Warrantholder. The Warrants may by transferred by the Warrantholder completing and delivering to the Corporation the transfer form attached hereto as schedule B.

13.
Successors and Assigns: This Warrant Certificate shall enure to the benefit of the Warrantholder and the successors and assignees thereof and shall be binding upon the Corporation and the successors thereof.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by an authorized officer as of the _____ day of, 20.

MEXORO MINERALS LTD.

By:
Authorized Signatory

-  -

SCHEDULE A

TO:           MEXORO MINERALS LTD.

SUBSCRIPTION FORM

The undersigned hereby subscribes for _______________ shares of common stock (“Common Shares”) in the capital of Mexoro Minerals Ltd. (the “Corporation”) (or such other number of common shares or other securities to which such subscription entitles the undersigned in lieu thereof or in addition thereto pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated the   day of , 20 issued by the Corporation) at the purchase price of U.S.$0.75 per Common Share (or at such other purchase price as may be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant Certificate and hereunder and encloses herewith a certified cheque, bank draft or money order in lawful money of the United States of America payable to the Corporation or has transmitted same day funds in lawful money of United States of America by wire to such account as the Corporation directed the undersigned in payment of the subscription price.

The undersigned is an “accredited investor” Is defined in Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”) or is a not U.S. Person or a person within the United States and that the Common Shares are not being subscribed for on behalf of a U.S. Person (as such term is defined for the purposes of the Securities Act.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address	Number of Common Shares

DATED this ________ day of                                                                                     , 20_____.

By:

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SCHEDULE B

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________________________________________(include name and address of the transferee) Warrants exercisable for shares in the common stock (“Common Shares”) in the capital stock of Mexoro Minerals Ltd. (the “Corporation”) registered in the name of the undersigned on the register of the Corporation maintained therefor, and hereby irrevocably appoints _____________________________________________ the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

DATED this _________ day of _______________, 20________ .

Signature of Transferor

Address of Transferor

-  -

SCHEDULE C

NOTICE OF EXERCISE

(If Registration Statement Not Effective)

TO: MEXORO MINERALS LTD.

The undersigned holder of the within Warrant Certificate, hereby exercises certain Warrants (the “Exercised Warrants”) evidenced thereby and hereby subscribes for a number of Common Shares of Mexoro Minerals Ltd. (the “Corporation”) equal to such number of Common Shares or number or amount of other securities or property, or combination thereof, to which such exercise entitles him under the provisions of the Warrant at an aggregate price equal to the product of the Exercise Price and the number of Exercised Warrants, and on the terms specified in such Warrant Certificate, and in payment therefor, delivers herewith a bank draft, certified cheque or money order payable to Mexoro Minerals Ltd. Capitalized terms not defined herein shall have the definitions set forth in the Warrant Certificate.

The undersigned represents that it (A) has had access to such current public information concerning the Corporation as it considered necessary in connection with its investment decision and (B) understands that the securities issuable upon exercise hereof have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”).

The undersigned represents and warrants that it: [CHECK ONE ONLY]

____ A. is not a U.S. Purchaser and it (1) is not in the United States; (2) is not a U.S. Person and is not exercising the Warrants for, or on behalf or benefit of, a U.S. Person or person in the United States; (3) did not execute or deliver the Subscription Form in the United States; (4) agrees not to engage in hedging transactions with regard to the Common Shares prior to the expiration of the one-year distribution compliance period set forth in Rule 903(b)(3) of Regulation S; (5) acknowledges that the Common Shares issuable upon exercise of the Warrants are “restricted securities” as defined in Rule 144 of the 1933 Act and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Common Shares will bear a restrictive legend; and (6) acknowledges that the Corporation shall refuse to register any transfer of the Common Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act; and (B) it holder has not engaged in any “directed selling efforts” (as defined in Regulation S) in the United States.

____B. the undersigned is delivering a written opinion of United States counsel or a written confirmation from the Corporation to the effect that the Common Shares to be delivered upon exercise hereof have been registered under the 1933 Act or are exempt from registration thereunder.

The undersigned holder understands that the certificate representing the Corporation’s Common Shares is issued upon exercise of this Warrant will bear a legend restricting the transfer without registration under the 1933 Act and applicable state securities laws substantially the form set forth in Section 1(3) of the Warrant Certificate.

Name:

Please print or type name and address (including postal code)

Address:

Number of Warrants being Exercised:

DATED this______ day of_______ ,_________

Signature guaranteed by:

Name of registered holder (please print)

Signature of or on behalf of registered
holder

Office, Title or other Authorization (if holder not an individual)